Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

MomentumShares International Quantitative Momentum ETF
a series of Alpha Architect ETF Trust

December 21, 2015

Supplement to the
Prospectus and Statement of Additional Information
dated October 20, 2014

Effective on or about December 22, 2015, shares of the MomentumShares International Quantitative Momentum ETF (Ticker: IMOM) will be offered for sale and available for purchase.

Please retain this Supplement with your Prospectus and SAI.